EXHIBIT (a)(7)
FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT
(FOR JUNE 23, 2003 GRANT DATE)
ORBITAL SCIENCES CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
     WHEREAS, [name] (the “Optionee”) previously accepted the offer made by Orbital Sciences Corporation (the “Company”) to amend his or her Eligible Option (as identified on Exhibit A) pursuant to the terms of the Offer to Amend dated January 5, 2007 and the Optionee’s signed Letter of Transmittal; and
     WHEREAS, the Company and the Optionee are parties to the Nonstatutory Stock Option Agreement evidencing the June 23, 2003 option grant (the “Agreement”), of which some of the shares are Eligible Option shares.
     NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
     1. Modification of Exercise Price. As of _________, 2007, the Exercise Price per share set forth in the Agreement shall be amended to $7.80 for the Eligible Option shares identified on Exhibit A.
     2. Option Agreement. This Amendment, taken together with the Agreement (to the extent not expressly amended hereby) and any duly authorized written agreement entered into by and between the Company and the Optionee relating to the stock option grant evidenced by the Agreement, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grant evidenced by the Agreement, and may be amended at any time only by mutual written agreement of the parties hereto.
     IN WITNESS WHEREOF, this instrument is executed as of _________, 2007.

ORBITAL SCIENCES CORPORATION
By:
Name:
Title:

EXHIBIT A
ELIGIBLE OPTION

		Exercise Price Per	Exercise Price Per	Number of Shares
		Share Prior to	Share After	Subject to Amended
Grant Date	Option Plan	Amendment	Amendment	Eligible Option
June 23, 2003	Orbital Sciences Corporation 1997 Stock Option and Incentive Plan	$7.08	$7.80	[___]

FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT
(FOR JANUARY 29, 2004 GRANT DATE)
ORBITAL SCIENCES CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
     WHEREAS, [name] (the “Optionee”) previously accepted the offer made by Orbital Sciences Corporation (the “Company”) to amend his or her Eligible Option (as identified on Exhibit A) pursuant to the terms of the Offer to Amend dated January 5, 2007 and the Optionee’s signed Letter of Transmittal; and
     WHEREAS, the Company and the Optionee are parties to the Nonstatutory Stock Option Agreement evidencing the January 29, 2004 option grant (the “Agreement”), of which some of the shares are Eligible Option shares.
     NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
     1. Modification of Exercise Price. As of _______________, 2007, the Exercise Price per share set forth in the Agreement shall be amended to $13.74 for the Eligible Option shares identified on Exhibit A.
     2. Option Agreement. This Amendment, taken together with the Agreement (to the extent not expressly amended hereby) and any duly authorized written agreement entered into by and between the Company and the Optionee relating to the stock option grant evidenced by the Agreement, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grant evidenced by the Agreement, and may be amended at any time only by mutual written agreement of the parties hereto.
     IN WITNESS WHEREOF, this instrument is executed as of _______________, 2007.

ORBITAL SCIENCES CORPORATION
By:
Name:
Title:

EXHIBIT A
ELIGIBLE OPTION

		Exercise Price Per	Exercise Price Per	Number of Shares
		Share Prior to	Share After	Subject to Amended
Grant Date	Option Plan	Amendment	Amendment	Eligible Option
January 29, 2004	Orbital Sciences Corporation 1997 Stock Option and Incentive Plan	$12.62	$13.74	[___]

FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT
(FOR MAY 18, 2004 GRANT DATE)
ORBITAL SCIENCES CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
     WHEREAS, [name] (the “Optionee”) previously accepted the offer made by Orbital Sciences Corporation (the “Company”) to amend his or her Eligible Option (as identified on Exhibit A) pursuant to the terms of the Offer to Amend dated January 5, 2007 and the Optionee’s signed Letter of Transmittal; and
     WHEREAS, the Company and the Optionee are parties to the Nonstatutory Stock Option Agreement evidencing the May 18, 2004 option grant (the “Agreement”), of which some of the shares are Eligible Option shares.
     NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
     1. Modification of Exercise Price. As of _________, 2007, the Exercise Price per share set forth in the Agreement shall be amended to $12.84 for the Eligible Option shares identified on Exhibit A.
     2. Option Agreement. This Amendment, taken together with the Agreement (to the extent not expressly amended hereby) and any duly authorized written agreement entered into by and between the Company and the Optionee relating to the stock option grant evidenced by the Agreement, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grant evidenced by the Agreement, and may be amended at any time only by mutual written agreement of the parties hereto.
     IN WITNESS WHEREOF, this instrument is executed as of _________, 2007.

ORBITAL SCIENCES CORPORATION
By:
Name:
Title:

EXHIBIT A
ELIGIBLE OPTION

		Exercise Price Per	Exercise Price Per	Number of Shares
		Share Prior to	Share After	Subject to Amended
Grant Date	Option Plan	Amendment	Amendment	Eligible Option
May 18, 2004	Orbital Sciences Corporation 1997 Stock Option and Incentive Plan	$12.05	$12.84	[___]

FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT
(FOR AUGUST 13, 2004 GRANT DATE)
ORBITAL SCIENCES CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
     WHEREAS, [name] (the “Optionee”) previously accepted the offer made by Orbital Sciences Corporation (the “Company”) to amend his or her Eligible Option (as identified on Exhibit A) pursuant to the terms of the Offer to Amend dated January 5, 2007 and the Optionee’s signed Letter of Transmittal; and
     WHEREAS, the Company and the Optionee are parties to the Nonstatutory Stock Option Agreement evidencing the August 13, 2004 option grant (the “Agreement”), of which some of the shares are Eligible Option shares.
     NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
     1. Modification of Exercise Price. As of ________, 2007, the Exercise Price per share set forth in the Agreement shall be amended to $10.80 for the Eligible Option shares identified on Exhibit A.
     2. Option Agreement. This Amendment, taken together with the Agreement (to the extent not expressly amended hereby) and any duly authorized written agreement entered into by and between the Company and the Optionee relating to the stock option grant evidenced by the Agreement, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grant evidenced by the Agreement, and may be amended at any time only by mutual written agreement of the parties hereto.
     IN WITNESS WHEREOF, this instrument is executed as of ________, 2007.

ORBITAL SCIENCES CORPORATION
By:
Name:
Title:

EXHIBIT A
ELIGIBLE OPTION

		Exercise Price Per	Exercise Price Per	Number of Shares
		Share Prior to	Share After	Subject to Amended
Grant Date	Option Plan	Amendment	Amendment	Eligible Option
August 13, 2004	Orbital Sciences Corporation 1997 Stock Option and Incentive Plan	$9.77	$10.80	[___]

FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT
(FOR APRIL 18, 2005 GRANT DATE)
ORBITAL SCIENCES CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
     WHEREAS, [name] (the “Optionee”) previously accepted the offer made by Orbital Sciences Corporation (the “Company”) to amend his or her Eligible Option (as identified on Exhibit A) pursuant to the terms of the Offer to Amend dated January 5, 2007 and the Optionee’s signed Letter of Transmittal; and
     WHEREAS, the Company and the Optionee are parties to the Nonstatutory Stock Option Agreement evidencing the April 18, 2005 option grant (the “Agreement”), of which some of the shares are Eligible Option shares.
     NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
     1. Modification of Exercise Price. As of _________, 2007, the Exercise Price per share set forth in the Agreement shall be amended to $9.33 for the Eligible Option shares identified on Exhibit A.
     2. Option Agreement. This Amendment, taken together with the Agreement (to the extent not expressly amended hereby) and any duly authorized written agreement entered into by and between the Company and the Optionee relating to the stock option grant evidenced by the Agreement, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grant evidenced by the Agreement, and may be amended at any time only by mutual written agreement of the parties hereto.
     IN WITNESS WHEREOF, this instrument is executed as of _________, 2007.

ORBITAL SCIENCES CORPORATION
By:
Name:
Title:

EXHIBIT A
ELIGIBLE OPTION

		Exercise Price Per	Exercise Price Per	Number of Shares
		Share Prior to	Share After	Subject to Amended
Grant Date	Option Plan	Amendment	Amendment	Eligible Option
April 18, 2005	Orbital Sciences Corporation 1997 Stock Option and Incentive Plan	$9.16	$9.33	[___]

FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT
(FOR OCTOBER 27, 2005 GRANT DATE)
ORBITAL SCIENCES CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
     WHEREAS, [name] (the “Optionee”) previously accepted the offer made by Orbital Sciences Corporation (the “Company”) to amend his or her Eligible Option (as identified on Exhibit A) pursuant to the terms of the Offer to Amend dated January 5, 2007 and the Optionee’s signed Letter of Transmittal; and
     WHEREAS, the Company and the Optionee are parties to the Nonstatutory Stock Option Agreement evidencing the October 27, 2005 option grant (the “Agreement”), of which some of the shares are Eligible Option shares.
     NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
     1. Modification of Exercise Price. As of _________, 2007, the Exercise Price per share set forth in the Agreement shall be amended to $11.63 for the Eligible Option shares identified on Exhibit A.
     2. Option Agreement. This Amendment, taken together with the Agreement (to the extent not expressly amended hereby) and any duly authorized written agreement entered into by and between the Company and the Optionee relating to the stock option grant evidenced by the Agreement, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grant evidenced by the Agreement, and may be amended at any time only by mutual written agreement of the parties hereto.
     IN WITNESS WHEREOF, this instrument is executed as of _________, 2007.

ORBITAL SCIENCES CORPORATION
By:
Name:
Title:

EXHIBIT A
ELIGIBLE OPTION

		Exercise Price Per	Exercise Price Per	Number of Shares
		Share Prior to	Share After	Subject to Amended
Grant Date	Option Plan	Amendment	Amendment	Eligible Option
October 27, 2005	Orbital Sciences Corporation 1997 Stock Option and Incentive Plan	$11.07	$11.63	[___]

FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT
(FOR NOVEMBER 9, 2005 GRANT DATE)
ORBITAL SCIENCES CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
     WHEREAS, [name] (the “Optionee”) previously accepted the offer made by Orbital Sciences Corporation (the “Company”) to amend his or her Eligible Option (as identified on Exhibit A) pursuant to the terms of the Offer to Amend dated January 5, 2007 and the Optionee’s signed Letter of Transmittal; and
     WHEREAS, the Company and the Optionee are parties to the Nonstatutory Stock Option Agreement evidencing the November 9, 2005 option grant (the “Agreement”), of which some of the shares are Eligible Option shares.
     NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
     1. Modification of Exercise Price. As of _______________, 2007, the Exercise Price per share set forth in the Agreement shall be amended to $11.90 for the Eligible Option shares identified on Exhibit A.
     2. Option Agreement. This Amendment, taken together with the Agreement (to the extent not expressly amended hereby) and any duly authorized written agreement entered into by and between the Company and the Optionee relating to the stock option grant evidenced by the Agreement, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grant evidenced by the Agreement, and may be amended at any time only by mutual written agreement of the parties hereto.
     IN WITNESS WHEREOF, this instrument is executed as of _______________, 2007.

ORBITAL SCIENCES CORPORATION
By:
Name:
Title:

EXHIBIT A
ELIGIBLE OPTION

		Exercise Price Per	Exercise Price Per	Number of Shares
		Share Prior to	Share Prior to	Subject to Amended
Grant Date	Option Plan	Amendment	Amendment	Eligible Option
November 9, 2005	Orbital Sciences Corporation 1997 Stock Option and Incentive Plan	$11.49	$11.90	[___]